UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2008

Date of reporting period: November 24, 2008

                         KAVILCO INCORPORATED NEWSLETTER
                                  NOVEMBER 2008

DIVIDEND DECLARATION
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I  am  pleased  to  announce that on November 7, 2008, the  Board  of  Directors declared a cash dividend of $70.00 per share. This dividend was paid to shareholders of record as of November 10, 2008. This is $10.00 lower than last year's dividend. Management and the Board of Directors are constantly monitoring the financial arena to better our returns.

The dividend was payable on November 24, 2008. Your dividend check is enclosed with this newsletter unless you have direct deposit.

HISTORICAL DISTRIBUTION FACTS:
After the 1960 timber sale to ITT Rayonier, Kavilco had a net worth of $22,812,918. As of 2008, Kavilco has made $43,468,480 in dividend payments. We distributed more than the entire net worth of Kavilco, which has an audited asset base of $37,815,886.

In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means we have saved $10,997,160 in corporate taxes. The tax savings are passed on to the shareholder. Since 1990, a person owning 100 shares is $91,643 richer because we are an investment company. An added benefit of being an investment company is that Kavilco is subject to SEC regulations protecting shareholders.

DIRECT DEPOSIT
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*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request  a  Direct Deposit form by calling Kavilco toll free 1-800-786-9574  or
visit our    website and print the form.

HIGHLIGHTS OF THE ANNUAL MEETING
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PRESIDENT'S REPORT
Kavilco's 35th Annual Meeting was represented by 60% of our shareholders, either in person or by proxy. Erma Lawrence opened the meeting with a prayer. The announced dividend was $70.00 per share.

Full Metal Minerals out of Vancouver, British Columbia, is still leasing Kavilco's double-wide trailer and shop on a year-round basis. Their work includes leasing and exploration work on Kavilco's mining claims purchased from Rayonier.

Kavilco's lease of land in Kasaan Mountain to Alaska Power & Telephone to be used for cellular and broadband service to the Kasaan area brings an annual lease income of $12,000.00.

Carbon credits were discussed. Carbon credits are a key component of national and international emissions trading programs that have been implemented to mitigate global warming. The owners of second-growth forests accumulate carbon credits as their forests re-grow and carbon credits attain monetary value. The credits are bought by net producers of carbon to offset or neutralize emissions. In effect, a carbon credit program would create the economic incentives for timber owners to enhance forest growth.

Kavilco's Land Management Plan has been completed and will be soon available to shareholders on Kavilco's website.

MRV Architects' evaluation of the Whale House will go forward from the grant money Kavilco received from the National Park Service. There may also be a partnership with the Organized Village of Kasaan to apply for future grants.

Audrey Escoffon has been elected the mayor of Kasaan. Ms. Escoffon added that she will be looking forward to her work as mayor and working with Kavilco.

SHAREHOLDER COMMENTS. Della Coburn discussed her reflections on the early meetings of various groups of shareholders and their efforts to incorporate
Kavilco. Ms. Coburn also commented on Kavilco's Land Management Plan. Erma Lawrence discussed her work converting the Book of John into Haida. It will be published in December.

ELECTION RESULTS. On the proxy ballot this year were Jeane Breinig, Ramona Hamar and Marie Miller. All three incumbent Directors were re-elected with no opposition. Also on the ballot was the ratification of the selection of Moss Adams LLP as Kavilco's independent public accountants. Votes for: 5,744; against 70; abstain 876; discretionary 204.

At the Board of Directors meeting following the Annual Meeting all of the incumbent officers were re-elected. Kavilco's Officers are: Louis A. Thompson, President; Louis Jones, Sr., Vice President; John Campbell, Secretary; Scott Burns, Chief Financial Officer.

Please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office, 800-786-9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO

CFO'S REPORT
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Mr.  Burns  stated  that his presentation would cover the period  November  2007 through October 2008. Before discussing the economy and the portfolio strategy, he discussed the results of the Securities and Exchange Commission's (SEC) audit.

As a Registered Investment Company we are highly regulated and subject to intensive periodic examinations by the SEC for gross accounting inequities and fraud. They work for you, the shareholder, and in some respects, the Board of Directors. In December 2007, the SEC examined Kavilco's books and records from 2005 through September 2007. This was our third examination and Mr. Burns was pleased to announce that there were only minor infractions which were very easy to remedy.

Turning his attention to the economy, for most of the year high oil prices had a global impact the effects of which only a few countries were immune. Leading economic indicators have weakened in most regions, including the emerging world, suggesting that global activity is facing a period of slower growth.

The major increase in oil prices could hardly have come at a worse time for our economy given the ongoing slide in home prices, a weakening labor market and fragile credit environment. Consumers were already under enormous pressure to retrench, and many industries, especially the auto industry are facing a growing squeeze on profit margins. These are just a few of the economic maladies facing our economy. The global picture is not much better.

Given the foregoing economic conditions in the U.S., the Federal Reserve Board has been aggressively reducing short-term interest rates. Their goals are to get the economy on even footing. Unfortunately for us, the Fed's actions reduced the 5.20% interest rate on our money market funds to 2.42%. Concurrent with the economic malaise, interest rates on corporate bonds have reached a six-year high. At the beginning of the year, the Board decided to invest in corporate bonds in an attempt to reduce the impact on lower money market rates. So far this year, we have taken advantage of these yields with $27 million in corporate bond purchases in 24 companies with an average yield of 5.76%.

Two of our bond investments that we made nine years ago ran into several financial difficulties. Bear Stearns and Merrill Lynch got caught up in the subprime mortgage crises and derivative investments that eventually led to bankruptcies. Fortunately for us, both investment banks were acquired by major banking institutions.

Two points should be gleaned from the foregoing. Although interest yields on financial sector bonds are very enticing, the high level of risk is not worth our time or money. Secondly, we have had many opportunities to invest in mortgage-backed securities and various derivative investments but avoided them because of questionable valuations by Wall Street firms hawking this garbage. As an aside, it is estimated that the global investment community will sustain financial losses in excess of $1 trillion.

In our trading activities for 2008, we made $207,774 in capital gains of which $165,568 is long-term capital gains ($13.80 per share), which will be part of the November dividend. Although the majority of our gains were derived from bond trading, we were also successful in trading equities. Over a six-week period we made $36,000 in gains trading UltraShort ProShares Exchange Traded Funds (ETFs). We were very fortunate to time the market perfectly. While we are on the topic of investments in equities, as market conditions dictate, we will be looking into utility and high yielding stocks along with various ETFs.

ANNUAL AUCTION & RAFFLE RAISES $5,470!
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Kasaan Haida Heritage Foundation thanks all generous donors and participants who helped make the annual auction and raffle a great success. Our full list of contributions and donations will be printed in the Fall 2009 KHHF Newsletter. Through the combined efforts of many people, KHHF raised $5,470, and says "Haw'aa!" to everyone. Following is our current list of non-Board member "Honorary Volunteers" who have contributed time and effort to the "nuts and bolts" of making our annual fundraiser happen: Linda Koons Auger, Della Coburn, Julie Coburn, Marcia Coburn, Diane and George Demmert, Janelle Demmert, Eleanor and Ron Hadden, Mary and (in memory of) Willard Jones, Paige Jones, Frederick Olsen, Jr., Linda White.

KHHF would also like to thank the Organized Village of Kasaan for accepting Kavilco's invitation to attend the dinner held at the Best Western Landing this year.

Our raffle/auction is expanding every year and we welcome volunteers! If you have ideas or contributions to share, or would like to help out with gathering donations, basket filling, ticket sales, and all-around help with the auction, or other KHHF fundraising, please contact Jeane Breinig at jeane@gci.net.